UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   September 20, 2004

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

          Delaware                       000-50677                23-2269490
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

       3401 Masons Mill Rd., Suite 100, Huntingdon Valley,
                          Pennsylvania                                  19006
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            (Address of principal executive offices)                 (Zip Code)

Registrant's telephone, including area code:        (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

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Item 8.01 Other Items

      On September 20, 2004, Immunicon Corporation ("Immunicon") issued a press release announcing that Immunicon has entered into an agreement with Quest Diagnostics, Incorporated for the purchase of the Immunicon CellTracks(R) AutoPrep System and the Immunicon CellSpotter(R) Analyzer to enable Quest Diagnostics to run the CellSearch(TM) Circulating Tumor Cell Kit. A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits

            (c) Exhibits.

                  99.1 - Press release dated September 20, 2004

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IMMUNICON CORPORATION

Date: September 20, 2004              By: /s/ JAMES G. MURPHY
                                          --------------------------------------
                                      Name:  James G. Murphy
                                      Title: Senior Vice President, Finance and
                                             Administration and Chief
                                             Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number    Document
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99.1              Press release dated September 20, 2004.